UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 30, 2021

Date of Report (Date of Earliest Event Reported)

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Navistar Drive Lisle Illinois	60532
(Address of principal executive offices)	(Zip Code)

(331) 332-5000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	NAV	New York Stock Exchange
Cumulative convertible junior preference stock,Series D (par value $1.00)	NAV-PD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

As previously disclosed, on November 7, 2020, Navistar International Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), with TRATON SE, a Societas Europaea (“Parent”), and Dusk Inc., a Delaware corporation and a wholly owned indirect subsidiary of Parent (“Merger Subsidiary”), pursuant to which Merger Subsidiary will be merged with and into the Company, with the Company continuing as the surviving corporation and becoming an indirect subsidiary of Parent (the “Merger”).

On June 30, 2021, the Company issued a press release announcing that all required regulatory approvals with respect to the Merger have been obtained and that the Merger is expected to close on July 1, 2021, subject to the satisfaction of customary closing conditions.

A copy of the press release is filed as Exhibit 99.1 hereto.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to incorporate by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements in this communication, that are not purely historical, may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” or other similar expressions may identify such forward-looking statements.

Actual results may differ materially from those discussed in forward-looking statements as a result of factors, risks and uncertainties over which the Company has no control. These factors, risks and uncertainties include, but are not limited to, the following: (i) conditions to the completion of the proposed acquisition may not be satisfied; (ii) the continued satisfaction of all regulatory conditions to the closing; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement between the parties to the proposed acquisition; (iv) the effect of the announcement or pendency of the proposed acquisition on the Company’s business relationships, operating results, and business generally; (v) risks that the proposed acquisition disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the proposed acquisition; (vi) risks related to diverting management’s attention from our ongoing business operations; (vii) potential litigation that may be instituted against the Company or its directors or officers related to the proposed acquisition or the Merger Agreement between the parties to the proposed acquisition; (viii) the amount of the costs, fees, expenses and other charges related to the proposed acquisition; and (ix) such other factors as are set forth in the Company’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in its Form 10-K for the fiscal year ended October 31, 2020, its quarterly report on Form 10-Q for the period ended January 31, 2021, its quarterly report on Form 10-Q for the period ended April 30, 2021, and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov.

Forward-looking statements reflect the views and assumptions of management as of the date of communication with respect to future events. The Company does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Navistar Receives All Regulatory Approvals Necessary to Proceed With the Closing of the Merger With TRATON SE, dated June 30, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION (Registrant)

Date: June 30, 2021	By:	/s/ Walter G. Borst
	Name:	Walter G. Borst
	Title:	Executive Vice President and Chief Financial Officer

Date: June 30, 2021	By:	/s/ Curt A. Kramer
	Name:	Curt A. Kramer
	Title:	Senior Vice President and General Counsel